Exhibit 10.3

EXECUTION COPY

PLEDGE AGREEMENT

Dated as of February 25, 2005

among

SABINE PASS LNG – LP, LLC

and

SABINE PASS LNG – GP, INC.,

as Pledgors

SOCIÉTÉ GÉNÉRALE,

as Agent

SABINE PASS LNG, L.P.,

as the Borrower

and

HSBC BANK USA, NATIONAL ASSOCIATION,

as Collateral Agent

This PLEDGE AGREEMENT, dated as of February 25, 2005 (this “Agreement”), is made among SABINE PASS LNG – LP, LLC, a Delaware limited liability company (“Sabine LP”) and SABINE PASS LNG – GP, INC., a Delaware corporation (“Sabine GP” and each of Sabine LP and Sabine GP, a “Pledgor” and, collectively, the “Pledgors”), SABINE PASS LNG, L.P., a Delaware limited partnership (the “Borrower”), SOCIÉTÉ GÉNÉRALE, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Agent”) and HSBC BANK USA, NATIONAL ASSOCIATION, acting hereunder as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) on behalf of and for the benefit of the Secured Parties.

RECITALS

A. Pursuant to the Credit Agreement, dated as of February 25, 2005 (the “Credit Agreement”), among the Borrower, each of the lenders that is or may from time to time become a party thereto (collectively, the “Lenders”), Société Générale in its capacities as a Lender and as Agent and the Collateral Agent, the Lenders have agreed to make certain Loans to the Borrower, on the terms and subject to the conditions of the Credit Agreement.

B. It is a requirement under the Credit Agreement and a condition precedent to the making of the Loans that the Pledgors shall have executed and delivered this Agreement.

C. To induce the Lenders to enter into, and to extend credit under, the Credit Agreement, the Pledgors have agreed to pledge and grant a security interest in the Collateral (including the Pledge Agreement Collateral) to the Collateral Agent as collateral security for the Secured Obligations.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms that are defined herein shall have the meanings herein specified and such definitions shall be equally applicable to the singular and plural forms of the terms defined. Capitalized terms not otherwise defined herein shall have the meanings set forth in, and the interpretations applicable thereto under, the Credit Agreement. All terms used herein which are not defined herein or in the Credit Agreement and are defined in the Uniform Commercial Code shall have the meanings therein stated. Unless otherwise stated, any agreement, contract or document defined or referred to herein shall mean such agreement, contract or document and all schedules, exhibits and attachments thereto as in effect as of the date hereof, as the same may thereafter be amended, supplemented or modified and in effect from time to time in accordance with the terms of this Agreement and the other Transaction Documents and shall include any agreement, contract or document in substitution or replacement of any of the foregoing in accordance with the terms of this Agreement and the other Transaction Documents. Any reference to any Person shall include its permitted successors and assigns in accordance with the

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terms of this Agreement and the other Transaction Documents, and in the case of any Government Authority, any Persons succeeding to its functions and capacities. Unless the context clearly intends to the contrary, pronouns having a masculine or feminine gender shall be deemed to include the other. All references in this Agreement to designated “Articles”, “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

“Pledge Agreement Collateral” shall have the meaning assigned to such term in Article III hereof.

“Permitted Pledgor Liens” shall mean (a) Liens imposed by any Government Rule which are not yet due or which are being Contested, (b) Liens created pursuant to this Agreement or (c) Liens in the nature of restrictions on transfer and other restrictions, encumbrances or preferential rights under the Partnership Agreement.

“Records” shall have the meaning assigned to such term in Article II(a) hereof.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of any security interests hereunder in any Pledge Agreement Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Each Pledgor represents and warrants with respect to itself to the Collateral Agent for the benefit of the Secured Parties that:

(a) The principal place of business and chief executive office of such Pledgor and the office where such Pledgor keeps its records concerning the Pledge Agreement Collateral (hereinafter, collectively, the “Records”) is located at such Pledgor’s address for notices set forth on the signature pages hereto.

(b) Sabine GP is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business and is in good standing in all places where necessary in light of the business it conducts and the property it owns and in light of the transactions contemplated by this Agreement, the Partnership Agreement and each other Transaction Document to which it is a party. Sabine LP is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and is duly qualified to do business and is in good standing in all places where necessary in light of the business it conducts and the property it owns and in light of the transactions contemplated by this Agreement, the Partnership Agreement and each other Transaction Document to which it is a party.

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(c) Such Pledgor has the full corporate or limited liability company power, as the case may be, authority and legal right to execute, deliver and perform its obligations under this Agreement, the Partnership Agreement and each other Transaction Document to which it is a party. The execution, delivery and performance by such Pledgor of this Agreement, the Partnership Agreement and each other Transaction Document to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate and limited liability company action, as the case may be, of such Pledgor. Each of this Agreement, the Partnership Agreement and each other Transaction Document to which it is a party has been duly executed and delivered by such Pledgor, is in full force and effect and is the legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) the application of general principles of equity (regardless of whether enforcement thereof is sought in a proceeding at law or in equity). Such Pledgor is not in default in the performance of any covenant or obligation set forth in this Agreement, the Partnership Agreement, any other Transaction Document to which it is a party or any other indenture or loan or credit agreement or other agreement, lease or instrument to which it is a party or by which any of its property may be bound or affected except any such default that could not reasonably be expected to result in a Material Adverse Effect.

(d) The execution, delivery and performance by such Pledgor of this Agreement, the Partnership Agreement and each other Transaction Document to which it is a party and the consummation of the transactions contemplated hereby and thereby do not:

(i) require any consent or approval of the board of directors, any shareholder, member or manager, as the case may be, of such Pledgor or any other Person that has not been duly obtained and each such consent or approval that has been obtained is in full force and effect,

(ii) violate any provision of the charter documents of such Pledgor or any applicable Government Rule or Government Approval applicable to such Pledgor,

(iii) conflict with, result in a breach of or constitute a default under any provision of any resolution of the board of directors or managers, as the case may be, of such Pledgor or any indenture or loan or credit agreement or other material agreement, lease or instrument to which such Pledgor is a party or by which it or any of its property may be bound or affected except any such conflict, breach or default that could not reasonably be expected to result in a Material Adverse Effect, or

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(iv) result in, or require the creation or imposition of, any Lien, upon or with respect to the Pledge Agreement Collateral, except for Permitted Pledgor Liens.

Such Pledgor is not in violation of any applicable Government Rule except any such violation that could not reasonably be expected to result in a Material Adverse Effect.

(e) This Agreement creates in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid lien on and security interest in all of such Pledgor’s right, title and interest in, to and under the Pledge Agreement Collateral, subject to no other Lien except Permitted Pledgor Liens, securing the payment and performance of the Secured Obligations, and all filings and other actions necessary to create, preserve, validate, perfect and protect such Lien and the priority thereof have been duly made or taken (other than any such filings or other actions permitted to be made or taken after the Closing Date in accordance with this Agreement and the other Financing Documents).

(f) No Government Approval by, and no filing with, any Government Authority is required to be obtained by such Pledgor in connection with this Agreement, the Partnership Agreement or any other Transaction Document to which it is a party and the transactions contemplated hereby and thereby (except for such Government Approvals and such filings heretofore obtained or made and in full force and effect and for the filing of the financing statements in the relevant jurisdictions).

(g) Such Pledgor is the sole legal and beneficial owner of the Pledge Agreement Collateral in which it purports to grant a security interest pursuant to Article III hereof, and no Lien exists upon the Pledge Agreement Collateral (and, with respect to its partnership interest in the Borrower, no right or option, except as provided in the Partnership Agreement, to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of the Collateral Agent for the benefit of the Secured Parties created or provided for herein and except for Permitted Pledgor Liens.

(h) There is no action, suit or proceeding at law or in equity by or before any Government Authority, arbitral tribunal or other body now pending, or to the knowledge of such Pledgor, threatened, against or affecting such Pledgor or any of its property or the Pledge Agreement Collateral which could reasonably be expected to result in a Material Adverse Effect.

(i) Such Pledgor has filed, or caused to be filed, all tax and information returns that are required to have been filed by it in any jurisdiction, and has paid (prior to their delinquency dates) all Taxes shown to be due and payable on such returns and all other Taxes payable by it, to the extent the same have become due and payable, except to the extent there is Contest thereof by such Pledgor or to the extent that the failure to file such returns or to pay such Taxes could reasonably be expected to result in a Material Adverse Effect, and no tax Liens have been filed and no claims are being asserted with respect to any such Taxes except any such tax Liens and claims that could not be reasonably be expected to result in a Material Adverse Effect.

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(j) Such Pledgor is not (i) an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended, or an “investment advisor” within the meaning of the Investment Company Act of 1940, as amended or (ii) subject to regulation as a “public-utility company,” a “holding company” or a “subsidiary company” or “affiliate” of any of the foregoing, under the Public Utility Holding Company Act of 1935, as amended.

(k) Such Pledgor is a partner in the Borrower and its partnership interest together with the interest of the other Pledgor constitutes 100% of the authorized, issued and outstanding partnership interests in the Borrower as of the date hereof.

ARTICLE III

PLEDGE AGREEMENT COLLATERAL

As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations now existing or hereafter arising, each Pledgor hereby pledges, assigns, hypothecates and transfers to the Collateral Agent for the benefit of the Secured Parties, and hereby grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in all of such Pledgor’s right, title and interest in, to and under the following, whether now owned by such Pledgor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as the “Pledge Agreement Collateral”):

(a) its partnership interest in the Borrower, including, without limitation, all of its right, title and interest in, to and under the Partnership Agreement, including, without limitation, (i) all rights of such Pledgor to receive moneys due but unpaid and to become due under or pursuant to the Partnership Agreement, (ii) all rights of such Pledgor to participate in the operation or management of the Borrower and to take actions or consent to actions in accordance with the provisions of the Partnership Agreement, (iii) all rights of such Pledgor to property of the Borrower, (iv) all rights of such Pledgor to receive proceeds of any insurance, bond, indemnity, warranty or guaranty with respect to the Partnership Agreement, (v) all claims of such Pledgor for damages arising out of or for breach of or default under the Partnership Agreement and (vi) all rights of such Pledgor to terminate, amend, supplement, modify or waive performance under the Partnership Agreement, to perform thereunder and to compel performance and otherwise to exercise all remedies thereunder;

(b) all certificates representing its partnership interest or a distribution or return of capital upon or with respect to its partnership interest or resulting from a split-up, revision, reclassification or other like change of the Pledge Agreement Collateral or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of the Pledge Agreement Collateral; and

(c) to the extent not included in the foregoing, all proceeds, products, offspring, rents, revenues, issues, profits, royalties, income, benefits, accessions, additions, substitutions and replacements of and to any and all of the foregoing.

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ARTICLE IV

COVENANTS

Each Pledgor covenants and agrees that, until the Secured Obligations have been indefeasibly paid in full:

(a) Such Pledgor shall not (i) cancel or terminate the Partnership Agreement or consent to or accept any cancellation or termination thereof or (ii) amend, supplement or modify (or petition, request or take any other legal or administrative action that seeks to amend, supplement or modify) the Partnership Agreement except as permitted pursuant to Section 8.11(a) of the Credit Agreement or (iii) take or otherwise consent to any action that would result in an Event of Default.

(b) Such Pledgor shall preserve and maintain its corporate or limited liabilities company existence, as the case may be, and all of its rights, privileges and franchises that are necessary for the maintenance of its existence and the due performance of its obligations under this Agreement and the Partnership Agreement.

(c) Such Pledgor shall pay and discharge all Taxes now or hereafter imposed on such Pledgor, on its income or profits, on any of its property or upon the Liens provided for herein, prior to the date on which penalties attach thereto, except to the extent that the failure to pay such Taxes could not reasonably be expected to result in a Material Adverse Effect; provided that such Pledgor shall have the right to Contest the validity or amount of any such Tax.

(d) Such Pledgor shall not (i) create, incur, assume or suffer to exist any Lien upon any of the Pledge Agreement Collateral other than Permitted Pledgor Liens, (ii) directly or indirectly create or incur any debt except Indebtedness for borrowed money under the Partnership Agreement or Indebtedness for borrowed money owed to Affiliates of such Pledgor, (iii) directly or indirectly create, incur, assume or otherwise become liable with respect to any Guaranty except any Guaranty directly arising under the Partnership Agreement, (iv) make any investments other than Permitted Investments and investments in the Borrower, (v) engage in any business other than in connection with its partnership interest in the Borrower and, with respect to Sabine GP, in connection with its obligations pursuant to the Management Services Agreement, (vi) merge into or consolidate with any Person or (vii) purchase or acquire any assets, or convey, sell, lease transfer or otherwise dispose of, in one transaction or a series of transactions, any assets except investments permitted under clause (iv) above.

(e) Such Pledgor shall promptly but in no case later than five Business Days upon obtaining knowledge of any action, suit or proceeding at law or in equity by or before any Government Authority, arbitral tribunal or other body pending or threatened against such Pledgor which could reasonably be expected to result in a Material Adverse Effect with respect to it, furnish to the Collateral Agent a notice of such event describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that such Pledgor has taken or proposes to take with respect thereto.

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(f) Such Pledgor shall not sell, assign, transfer or otherwise dispose of all or any part of its partnership interest in the Borrower, or consent to the creation of any limited or partnership interest in the Borrower in a manner so as to cause the occurrence of an Event of Default under Section 9.01(q) of the Credit Agreement.

(g) Such Pledgor shall not voluntarily withdraw as a partner in the Borrower in a manner so as to cause the occurrence of an Event of Default under Section 9.01(q) of the Credit Agreement.

(h) Such Pledgor shall not petition, request or take, or consent to, any action to terminate, dissolve or liquidate the Borrower or commence or consent to the commencement of any proceeding seeking the termination, dissolution or liquidation of the Borrower.

ARTICLE V

FURTHER ASSURANCES; REMEDIES

In furtherance of the grant of the lien and security interest pursuant to Article III hereof, each Pledgor hereby agrees with the Collateral Agent as follows:

5.01 Delivery and Other Perfection. Such Pledgor shall:

(a) if any of the certificates, warrants, rights, options or other property required to be pledged by such Pledgor under Article III hereof are received by such Pledgor, forthwith:

(i) transfer and deliver to the Collateral Agent such certificates, warrants, rights, options or other property so received by such Pledgor all of which thereafter shall be held by the Collateral Agent, pursuant to the terms of this Agreement, as part of the Pledge Agreement Collateral; and/or

(ii) take such other action as the Collateral Agent shall reasonably deem necessary or appropriate to duly record the Lien created hereunder in such certificates, warrants, rights, options or other property;

(b) give, execute, deliver, file and/or record any financing statement, continuation statement, notice, instrument, document, agreement or other papers that may be required:

(i) to create, preserve, perfect or validate the security interest granted pursuant hereto so that the Collateral Agent’s security interest in Pledge Agreement Collateral shall at all times be valid, perfected and enforceable against such Pledgor and all third parties, as security for the Secured Obligations, and that the applicable Pledge Agreement Collateral shall not at any time be subject to any Lien, other than a Permitted Pledgor Lien, that is prior to, on parity with or junior to such security interest, or

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(ii) to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Pledge Agreement Collateral to be transferred of record into the name of the Collateral Agent or its nominee (and the Collateral Agent agrees that if any Pledge Agreement Collateral is transferred into its name or the name of its nominee, the Collateral Agent shall thereafter promptly give to such Pledgor copies of any notices and communications received by it with respect to the Pledge Agreement Collateral).

Without limiting the generality of the foregoing, such Pledgor shall, if any Pledge Agreement Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent such note or instrument duly endorsed or accompanied by duly executed instruments of transfer or assignment, all in such form and substance as will allow the Collateral Agent to realize upon the Pledge Agreement Collateral pursuant to Section 5.05 hereof;

(c) maintain, hold and preserve full and accurate records, and stamp or otherwise mark such records in such manner as may reasonably be required in order to reflect the security interests granted by this Agreement; and

(d) permit representatives of the Collateral Agent, upon reasonable notice, at any time during normal business hours to conduct reasonable inspections and examinations of, and make reasonable abstracts from, its Records and, upon reasonable request of the Collateral Agent, forward to the Collateral Agent copies of all communications relating to the Pledge Agreement Collateral and copies of any material notices or communications received by such Pledgor with respect to the Pledge Agreement Collateral, all in such manner as the Collateral Agent may reasonably require.

5.02 Other Financing Statements and Liens. Without the prior consent of the Collateral Agent (granted with the written authorization of the Secured Parties in accordance with the Credit Agreement), no Pledgor shall file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Pledge Agreement Collateral in which the Collateral Agent is not named as the sole secured party for the benefit of the Secured Parties.

5.03 Preservation of Rights. The Collateral Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Pledge Agreement Collateral.

5.04 Pledge Agreement Collateral.

(a) So long as no Event of Default shall have occurred and be continuing, each Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledge Agreement Collateral for all purposes not inconsistent with the terms of this Agreement, any Project Document or any other Transaction Document; and the

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Collateral Agent shall execute and deliver to each Pledgor or cause to be executed and delivered to each Pledgor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to this Section 5.04(a).

(b) Each Pledgor shall be entitled to receive and retain any and all Restricted Payments to which it is entitled under the Partnership Agreement and, in the case of Sabine Pass LNG – GP, Inc., all amounts payable to it in accordance with the Management Services Agreement, and distribute as dividends or otherwise any and all such Restricted Payments, to the extent that such Restricted Payments are made by the Borrower in accordance with the Credit Agreement and the other Financing Documents.

(c) If any Event of Default shall have occurred and be continuing, and whether or not the Collateral Agent or any other Secured Party exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable Government Rule or under this Agreement or any other Financing Document, all Restricted Payments to which any Pledgor is entitled under the Partnership Agreement, the Credit Agreement and the other Financing Documents while such Event of Default continues, shall be paid directly to the Collateral Agent and retained by it as part of the Pledge Agreement Collateral, subject to the terms of this Agreement, and, if the Collateral Agent shall so request, each Pledgor agrees to execute and deliver to the Collateral Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is waived or cured, any such Restricted Payment theretofore paid to the Collateral Agent shall, upon request of such Pledgor (except to the extent theretofore applied to the Secured Obligations), be returned by the Collateral Agent to such Pledgor.

5.05 Event of Default. If any Event of Default shall occur and be continuing then,

(a) the Collateral Agent shall have the rights and the obligations with respect to this Agreement as more particularly provided in the Credit Agreement;

(b) the Collateral Agent, may, without notice to each Pledgor and at such time or times as the Collateral Agent in its sole discretion may determine, exercise any or all of such Pledgor’s rights in, to and under, or in any way connected with or related to any of the Pledge Agreement Collateral and the Collateral Agent shall otherwise have all of the rights and remedies with respect to the Pledge Agreement Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by applicable Government Rule, to exercise all voting, consensual and other powers of ownership pertaining to the Pledge Agreement Collateral as if the Collateral Agent were the sole and absolute owner thereof (and each Pledgor agrees to take all such action as may be appropriate to give effect to such right);

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(c) the Collateral Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Pledge Agreement Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms, of any of the Pledge Agreement Collateral;

(d) the Collateral Agent may, in its name or in the name of each Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Pledge Agreement Collateral, but shall be under no obligation to do so; and

(e) the Collateral Agent shall upon the request of the Majority Lenders upon 10 Business Days’ prior notice to each Pledgor of the time and place, with respect to the Pledge Agreement Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Collateral Agent, the other Secured Parties or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Pledge Agreement Collateral, at such place or places as the Collateral Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Collateral Agent or any other Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Pledge Agreement Collateral so disposed of at any public sale (or, to the maximum extent permitted by applicable Government Rule, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of any Pledgor, any such demand, notice and right or equity being hereby expressly waived and released to the maximum extent permitted by applicable Government Rule. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 5.05 shall be applied in accordance with Section 5.08 hereof.

Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledge Agreement Collateral, to limit purchasers to those who will agree, among other things, to acquire the Pledge Agreement Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledge Agreement Collateral for the period of time necessary to permit the respective issuer thereof to register it for public sale.

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5.06 Removals, Etc. Without at least 30 days’ prior notice to the Collateral Agent, no Pledgor shall:

(a) maintain any of its Records at any office or maintain its principal place of business or chief executive office at any place other than at such Pledgor’s address for notices set forth on the signature pages hereto, or

(b) change its corporate name, or the name under which it does business, from the name shown on the signature pages hereto.

5.07 Private Sale. The Collateral Agent and the other Secured Parties shall incur no liability as a result of the sale of the Pledge Agreement Collateral, or any part thereof, at any private sale pursuant to Section 5.05 hereof conducted in a commercially reasonable manner. Each Pledgor hereby waives, to the maximum extent permitted by applicable Government Rule, any claims against the Collateral Agent or any other Secured Party arising by reason of the fact that the price at which the Pledge Agreement Collateral may have been sold at such a commercially reasonable private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if, to the extent that it is commercially reasonable to do so, the Collateral Agent accepts the first offer received and does not offer the Pledge Agreement Collateral to more than one offeree.

5.08 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Pledge Agreement Collateral pursuant hereto shall be remitted to the Collateral Agent in the form received with all necessary endorsements and, to the maximum extent permitted by applicable Government Rule, be applied in accordance with Section 6.04 of the Security Agreement.

5.09 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Collateral Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Collateral Agent is hereby appointed the attorney-in-fact of the Pledgors for the purpose of carrying out the provisions of this Article V and taking any action and executing any instruments which may be reasonably required to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Collateral Agent shall be entitled under this Article V to make collections in respect of the Pledge Agreement Collateral, the Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Pledgors representing any dividend, payment or other distribution in respect of the Pledge Agreement Collateral or any part thereof and to give full discharge for the same.

5.10 Perfection. Prior to the Closing Date, each Pledgor shall file or cause to be filed such financing statements and other documents in the offices set forth on Annex I hereto and such other offices as may be necessary to perfect the security interests granted by Article III hereof. Each Pledgor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Pledge Agreement Collateral without the signature of such Pledgor where permitted by applicable Government Rule; provided that such authorization shall not release such Pledgor from its obligations under Section 5.01(b) hereof. Copies of any such statement or amendment thereto shall promptly be delivered to such Pledgor.

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5.11 Release and Termination.

(a) Upon any transfer of any Pledge Agreement Collateral by any Pledgor not prohibited by this Agreement or the Financing Documents, the Collateral Agent shall, upon the written request of (and at the sole cost and expense of) such Pledgor, promptly execute and deliver to such Pledgor such Uniform Commercial Code termination statements and such other documentation as shall be requested by such Pledgor to effect the termination and release of the Liens on such Pledge Agreement Collateral.

(b) Upon the date that the Secured Obligations are indefeasibly paid in full, the security interest created by this Agreement shall terminate and all rights to the Pledge Agreement Collateral shall revert to the Pledgors, and the Collateral Agent shall, upon receipt of written notice from the Agent that the Secured Obligations have been so paid, forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Pledge Agreement Collateral and money received in respect thereof, to or on the order of the Pledgors. The Collateral Agent shall also promptly execute and deliver to each Pledgor at such Pledgor’s expense, upon receipt of such written notice from the Agent, such Uniform Commercial Code termination statements and such other documentation as shall be requested by such Pledgor to effect the termination and release of the Liens on the Pledge Agreement Collateral.

5.12 Further Assurances. Each Pledgor agrees that, from time to time upon the request of the Collateral Agent, each Pledgor shall execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order fully to effectuate the purposes of this Agreement.

ARTICLE VI

MISCELLANEOUS

6.01 Expenses of Pledgor’s Agreements and Duties. The terms, conditions, covenants and agreements to be observed or performed by each Pledgor under this Agreement shall be observed or performed by it at its sole cost and expense.

6.02 Collateral Agent’s Right to Perform on Pledgor’s Behalf. If any Pledgor shall fail to observe or perform any of the terms, conditions, covenants and agreements to be observed or performed by it under this Agreement, the Collateral Agent may (but shall not be obligated to), to the extent legally practicable (and so long as the rights of the Collateral Agent shall not be adversely affected thereby (as determined by the Collateral Agent)), upon reasonable notice to such Pledgor, do the same or cause it to be done or performed or observed at the expense of such Pledgor, either in its name or in the name and on behalf of such Pledgor, and such Pledgor hereby authorizes the Collateral Agent so to do.

Pledge Agreement

6.03 Waivers of Rights Inhibiting Enforcement. Each Pledgor waives:

(a) any claim that, as to any part of the Pledge Agreement Collateral, a public sale, should the Collateral Agent elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for the Pledge Agreement Collateral,

(b) the right to assert in any action or proceeding between it and the Collateral Agent relating to this Agreement any offsets or counterclaims (other than mandatory counterclaims) that it may have,

(c) except as otherwise provided in this Agreement, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT’S TAKING POSSESSION OR DISPOSITION OF ANY OF THE PLEDGE AGREEMENT COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT SUCH PLEDGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF THE COLLATERAL AGENT’S RIGHTS HEREUNDER,

(d) all rights of redemption, appraisement, valuation, stay and extension or moratorium, and

(e) all other rights the exercise of which would, directly or indirectly, prevent, delay or inhibit the enforcement of any of the rights or remedies under this Agreement or the absolute sale of the Pledge Agreement Collateral, now or hereafter in force under any applicable Government Rule, and each Pledgor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waive the benefit of all such laws and rights.

6.04 No Waiver. No failure on the part of the Collateral Agent or any of its agents to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise by the Collateral Agent or any of its agents of any right, power or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided herein are cumulative and are not exclusive of any remedies provided by applicable Government Rule.

6.05 Notices. All notices, requests and other communications provided for in this Agreement shall be given or made in writing (including by telecopy) and delivered to the intended recipient at the address specified below or, as to any party, at such other address as is designated by that party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice or notice sent by courier, upon receipt, in each case given or addressed as provided in this Section 6.05.

Pledge Agreement

If to the Pledgors:

Sabine Pass LNG – LP, LLC

2215 –B Renaissance Drive, Suite 5

Las Vegas, NV 88119

Sabine Pass LNG – GP, Inc.

717 Texas Avenue, Suite 3100

Houston, TX 77002

If to the Collateral Agent:

HSBC Bank USA, National Association

452 Fifth Avenue

New York, NY 10018

Attn: Corporate Trust

with a copy to:

DLA Piper Rudnick Gray Cary US LLP

One Liberty Place

1650 Market Street, Suite 4900

Philadelphia, PA 19103

Attn: Peter Tucci, Esq.

6.06 Waivers, Etc. This Agreement may be amended, supplemented or modified only by an instrument in writing signed by each Pledgor and the Collateral Agent acting in accordance with the Credit Agreement, and any provision of this Agreement may be waived by the Collateral Agent acting in accordance with the Credit Agreement; provided that no amendment, supplement, modification or waiver shall, unless by an instrument in writing signed by the Collateral Agent acting with the consent of all of the Secured Parties, alter the terms of this Section 6.06. Any waiver shall be effective only in the specific instance and for the specified purpose for which it was given.

6.07 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Pledgor, the Collateral Agent, the other Secured Parties and each holder of any of the Secured Obligations (provided, however, that no Pledgor shall assign or transfer its rights hereunder without the prior consent of the Collateral Agent acting in accordance with Credit Agreement).

6.08 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall become effective at such time as the Collateral Agent and the Pledgors shall have received counterparts hereof signed by all of the intended parties hereto.

Pledge Agreement

6.09 Agents, Etc. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. Each Pledgor acknowledges that it has received a copy of the Credit Agreement and the Security Agreement and acknowledges and agrees to the terms and conditions of the Credit Agreement and the Security Agreement as the same apply hereto.

6.10 Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by applicable Government Rule, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

6.11 The Collateral Agent. As provided in Section 2.01 of the Collateral Agency Agreement, the Secured Parties have appointed HSBC Bank USA, National Association, as their Collateral Agent for purposes of this Agreement.

6.12 Headings. Headings appearing herein are used solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

6.13 Limitation of Liability. NEITHER THE COLLATERAL AGENT NOR ANY OTHER SECURED PARTY SHALL HAVE LIABILITY WITH RESPECT TO, AND EACH PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR:

(a) ANY LOSS OR DAMAGE SUSTAINED BY SUCH PLEDGOR, OR ANY LOSS, DAMAGE, DEPRECIATION OR OTHER DIMINUTION IN THE VALUE OF ANY PLEDGE AGREEMENT COLLATERAL, THAT MAY OCCUR AS A RESULT OF, IN CONNECTION WITH, OR THAT IS IN ANY WAY RELATED TO, ANY EXERCISE OF ANY RIGHT OR REMEDY UNDER THIS AGREEMENT EXCEPT FOR ANY SUCH LOSS, DAMAGE, DEPRECIATION OR DIMINUTION TO THE EXTENT THAT THE SAME IS THE RESULT OF ACTS OR OMISSIONS ON THE PART OF SUCH SECURED PARTY CONSTITUTING WILLFUL MISCONDUCT OR GROSS NEGLIGENCE; OR

(b) ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY SUCH PLEDGOR IN CONNECTION WITH ANY CLAIM RELATED TO THIS AGREEMENT.

6.14 Security Interest Absolute. The rights and remedies of the Collateral Agent hereunder, the Liens created hereby and the obligations of each Pledgor hereunder are absolute, irrevocable and unconditional, irrespective of:

(a) the validity or enforceability of any of the Secured Obligations, the Partnership Agreement, any other Financing Document or any other agreement or instrument relating thereto;

Pledge Agreement

(b) any amendment to, waiver of, consent to or departure from, or failure to exercise any right, remedy, power or privileges under or in respect of, any of the Secured Obligations, the Partnership Agreement, any other Financing Document or any other agreement or instrument relating thereto;

(c) the acceleration of the maturity of any of the Secured Obligations or any other modification of the time of payment thereof;

(d) any substitution, release or exchange of any other security for or guarantee of any of the Secured Obligations or the failure to create, preserve, validate, perfect or protect any other Lien granted to, or purported to be granted to, or in favor of, the Collateral Agent or any other Secured Party; or

(e) any other event or circumstance whatsoever which might otherwise constitute a legal or equitable discharge of a surety or a guarantor other than payment or performance of the Secured Obligations, it being the intent of this Section 6.14 that the obligations of each Pledgor hereunder shall be absolute, irrevocable and unconditional under any and all circumstances.

6.15 Subrogation. To the greatest extent permitted by Government Rule, no Pledgor shall exercise, and each Pledgor hereby irrevocably waives, any claim, right or remedy that it may now have or may hereafter acquire against the Borrower arising under or in connection with this Agreement, including, without limitation, any claim, right or remedy of subrogation, contribution, reimbursement, exoneration, indemnification or participation arising under contract, by Government Rule or otherwise in any claim, right or remedy of the Collateral Agent against the Borrower or any other Person or any Collateral which the Collateral Agent may now have or may hereafter acquire until the date the Secured Obligations are indefeasibly paid in full. If, notwithstanding the preceding sentence, any amount shall be paid to any Pledgor on account of such subrogation rights at any time when any of the Secured Obligations shall not have been paid in full, such amount shall be held by such Pledgor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Pledgor and be turned over to the Collateral Agent in the exact form received by such Pledgor (duly endorsed by such Pledgor to the Collateral Agent, if required), to be applied against the Secured Obligations, whether matured or unmatured, in accordance with the Credit Agreement and the Security Documents.

6.16 Reinstatement. This Agreement and the Lien created hereunder shall automatically be reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Secured Obligations is rescinded or must otherwise be restored by any holder of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Pledgor shall indemnify the Collateral Agent and its employees, officers and agents on demand for all reasonable and documented fees, costs and expenses (including, without limitation, the reasonable fees, costs and expenses of counsel) incurred by the Collateral Agent or its employees, officers or agents in connection with such rescission or restoration.

Pledge Agreement

6.17 NO THIRD PARTY BENEFICIARIES. THE AGREEMENTS OF THE PARTIES HERETO ARE SOLELY FOR THE BENEFIT OF EACH PLEDGOR, THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES, AND NO PERSON (OTHER THAN THE PARTIES HERETO, THE OTHER SECURED PARTIES AND THEIR SUCCESSORS AND ASSIGNS PERMITTED HEREUNDER) SHALL HAVE ANY RIGHTS HEREUNDER.

6.18 CONSENT TO JURISDICTION. ALL LEGAL ACTIONS OR PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR, SECURED PARTY OR THE BORROWER WITH RESPECT TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE BOROUGH OF MANHATTAN IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PLEDGOR, THE BORROWER AND THE SECURED PARTIES ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, THE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH PLEDGOR, THE BORROWER AND THE SECURED PARTIES HEREBY EXPRESSLY AND IRREVOCABLY WAIVE ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. EACH PLEDGOR HEREBY APPOINTS AND DESIGNATES CT CORPORATION SYSTEM, WHOSE ADDRESS IS 111 EIGHTH AVENUE, 13TH FLOOR, NEW YORK, NY 10011, OR ANY OTHER PERSON HAVING AND MAINTAINING A PLACE OF BUSINESS IN THE STATE OF NEW YORK WHOM SUCH PLEDGOR MAY FROM TIME TO TIME HEREAFTER DESIGNATE (HAVING GIVEN 30 DAYS’ NOTICE THEREOF TO THE COLLATERAL AGENT AND EACH HOLDER OF A NOTE THEN OUTSTANDING), AS THE DULY AUTHORIZED AGENT FOR RECEIPT OF SERVICE OF LEGAL PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PARTIES TO BRING PROCEEDINGS IN THE COURTS OF ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

6.19 WAIVER OF JURY TRIAL. AS AMONG EACH PLEDGOR, THE BORROWER AND THE COLLATERAL AGENT AND AS TO THIS AGREEMENT AND EACH FINANCING DOCUMENT AND PROJECT DOCUMENT TO WHICH SUCH PERSONS ARE A PARTY, EACH PLEDGOR, THE BORROWER AND THE COLLATERAL AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH THIS AGREEMENT, AND ANY SUCH FINANCING DOCUMENT.

6.20 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF

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NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, ARE GOVERNED BY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

Pledge Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

SABINE PASS LNG–LP, LLC

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

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SABINE PASS LNG –GP, INC.

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

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HSBC BANK USA, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Deirdra N. Ross
Name:	Deirdra N. Ross
Title:	Assistant Vice President

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SABINE PASS LNG, L.P.,
as Borrower

By: Sabine Pass LNG – GP, Inc.,
its General Partner

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

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SOCIÉTÉ GÉNÉRALE,
as Agent

By:	/s/ Leon Valera
Name:	Leon Valera
Title:	Director

Address for Notices:

1221 Avenue of the Americas
New York, NY 10020
Attn: Robert Preminger

Telephone: 212-278-5703
Fax: 212-278-6136

Pledge Agreement